UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

Fellows Energy Ltd.
(Exact name of registrant as specified in its charter)

    Nevada                                      000-33321                                    33-0967648
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(State or other jurisdiction          (Commission File Number)              (IRS Employer
                of incorporation)                                                                               Identification No.)

370 Interlocken Blvd. Suite 400, Broomfield, CO 80021
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (303) 926-4415

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

    In connection with the Company's filing of Form 10-Q for the period ended September 30, 2008 (the “Form 10-Q”) with the Securities and Exchange Commission (the “Commission”), we had been in communication with our independent certified public accountant in order to complete the required review of our financial statements, who has not yet completed their review of our financial statements prior to our filing the Form 10-Q.  The Board of Directors has determined as of the date hereof that, under these circumstances, the present filing should be made.  The Board of Directors has attempted to discuss the matters disclosed in this filing, and will continue to work toward obtaining proper review of the referenced Form 10-Q.

 We are aggressively seeking any additional comments required to complete the review for filing an amended Form 10-Q for the period ended September 30, 2008.

 The Company intends to file such amended Form 10-Q to rectify the filing, at the earliest practicable date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Fellows Energy Ltd.

Date: November 19, 2008                                                                            By: /s/ GEORGE S. YOUNG
                                                            George S. Young
                                                        Chief Executive Officer